Exhibit 99.1

Joint Filer Information

Name of Joint Filer:		VV Value Vals AG

Address of Joint Filer:		Mittlagada 7132 Vals, Switzerland

Relationship of Joint Filer to Issuer:		10% Owner

Issuer Name and Ticker or Trading Symbol:		Dean Foods Company [DF]

Date of Event Requiring Statement (Month/Day/Year):		2/27/2018

Designated Filer:		VV Value Vals AG

Signature:

VV Value Vals AG

By:	/s/ Remo Stoffel
Name:	Remo Stoffel
Title:	Director

By:	/s/ Hans-Peter Domanig
Name:	Hans-Peter Domanig
Title:	Director

March 1, 2018
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:		XO Holding AG

Address of Joint Filer:		Bahnhofstrasse 21 7001 Chur, Switzerland

Relationship of Joint Filer to Issuer:		10% Owner

Issuer Name and Ticker or Trading Symbol:		Dean Foods Company [DF]

Date of Event Requiring Statement (Month/Day/Year):		2/27/2018

Designated Filer:		VV Value Vals AG

Signature:

XO Holding AG

By:	/s/ Remo Stoffel
Name:	Remo Stoffel
Title:	Director

By:	/s/ Hans-Peter Domanig
Name:	Hans-Peter Domanig
Title:	Director

March 1, 2018
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:		Priora Holding AG

Address of Joint Filer:		Kantonsstrasse 150 8807 Freienbach, Switzerland

Relationship of Joint Filer to Issuer:		10% Owner

Issuer Name and Ticker or Trading Symbol:		Dean Foods Company [DF]

Date of Event Requiring Statement (Month/Day/Year):		2/27/2018

Designated Filer:		VV Value Vals AG

Signature:

Priora Holding AG

By:	/s/ Fulvio Micheletti
Name:	Fulvio Micheletti
Title:	Director

By:	/s/ Hans-Peter Domanig
Name:	Hans-Peter Domanig
Title:	Director

March 1, 2018
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:		Profectio Beteiligungen AG

Address of Joint Filer:		C/O Dr. iur. Marco Toller Bahnhofstrasse 7 7000 Chur, Switzerland

Relationship of Joint Filer to Issuer:		10% Owner

Issuer Name and Ticker or Trading Symbol:		Dean Foods Company [DF]

Date of Event Requiring Statement (Month/Day/Year):		2/27/2018

Designated Filer:		VV Value Vals AG

Signature:

Profectio Beteiligungen AG

By:	/s/ Dr. Renee Locher
Name:	Dr. Renee Locher
Title:	Director

March 1, 2018
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:		STOFFELpart Asset AG

Address of Joint Filer:		Bahnhofstrasse 21 7001 Chur, Switzerland

Relationship of Joint Filer to Issuer:		10% Owner

Issuer Name and Ticker or Trading Symbol:		Dean Foods Company [DF]

Date of Event Requiring Statement (Month/Day/Year):		2/27/2018

Designated Filer:		VV Value Vals AG

Signature:

STOFFELpart Asset AG

By:	/s/ Remo Stoffel
Name:	Remo Stoffel
Title:	Director

March 1, 2018
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:		Stoffel, Remo

Address of Joint Filer:		c/o STOFFELpart Asset AG Bahnhofstrasse 21 7001 Chur, Switzerland

Relationship of Joint Filer to Issuer:		10% Owner

Issuer Name and Ticker or Trading Symbol:		Dean Foods Company [DF]

Date of Event Requiring Statement (Month/Day/Year):		2/27/2018

Designated Filer:		VV Value Vals AG

Signature:

By:	/s/ Remo Stoffel
Name:	Remo Stoffel

March 1, 2018
Date